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                                                                   Exhibit 99.1


               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Roger J. Medel, M.D., the Chief Executive Officer of Pediatrix Medical Group, Inc. hereby certify that (i) the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of Pediatrix Medical Group, Inc.

         A signed original of this written statement required by Section 906 has been provided to Pediatrix Medical Group, Inc. and will be retained by Pediatrix Medical Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

By:  /s/ Roger J. Medel, M.D.
     --------------------------------------------
Roger J. Medel, M.D., M.B.A.
Chairman of the Board, President
and Chief Executive Officer
(principal executive officer)
May 12, 2003